Please file this Prospectus Supplement with your records.



                  STRONG DOW 30 VALUE FUND


    Supplement to the Prospectus dated December 31, 1997



CHANGE IN INCOME DIVIDENDS.  After July 1, 1998, the Strong
Dow 30 Value Fund ("Fund") will pay dividends from net investment income annually instead of quarterly. This information modifies the information about dividends found on page I-10 of the Prospectus under the heading "About the Fund -- Distributions and Taxes." Therefore, the last quarterly dividend will be payable by the Fund on June 30, 1998. The next dividend will be payable by the Fund on December 29, 1998 and annually thereafter.

EARLY REDEMPTION FEE. Shares of the Fund purchased after March 1, 1998 will be subject to a 0.50% redemption fee if the shares are held for less than six (6) months. The Fund is taking this action to protect the long-term investors in the Fund from the negative effects caused by short-term "market timers." Market timers engage in frequent purchases and redemptions that can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders.

Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the six-month holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be assessed. The fee may apply to shares held through omnibus accounts.

In determining the "six months", the Fund will use the six-month anniversary date of the transaction. For example, shares purchased on May 1, 1998 will be subject to the fee if they are redeemed on or prior to October 31, 1998. If they are redeemed on or after November 1, 1998, they will not be subject to the fee.


   The date of this Prospectus Supplement is May 15, 1998.